Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EnerTeck Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  April 29, 2004              By:/s/ Dwaine Reese
                                    Dwaine Reese, Chief Executive Officer
                                    (Principal Executive Officer)


Dated:  April 29, 2004              By:/s/ Leon van Kraayenburg
                                    Leon van Kraayenburg,
                                    Principal Financial Officer